EXHIBIT 99.1

GoldSpring Receives Enhanced Commitment: Funding Increased to $5.6 Million

Virginia City, NV (June 21, 2010)  -- GoldSpring, Inc. (“GoldSpring” or the “Company”)(OTC Bulletin Board:  GSPGD) announced today that it has entered into a definitive agreement to increase its existing $4.5 million debt financing to $5.6 million for its Comstock Mine Project.  The continued financial support is being provided through a consortium led by the Company’s lead stakeholder who is also an accredited investor.

“The ongoing support of our strategic plan and operations demonstrates the strong, continuing commitment of our stakeholders toward funding our business plan, recapitalizing our balance sheet and achieving our goal,” stated Corrado DeGasperis, GoldSpring’s President and CEO.  “We appreciate the stability that results from committed liquidity and, together with our successful reverse stock split, we anticipate completing the debt-for-equity and the land components of our previously disclosed recapitalization plan over the next few weeks.  Our team continues to progress our mine planning, including metallurgical testing, design and resource validation and ongoing development of our resources.”

The agreement calls for the funding to be provided through the issuance of secured convertible notes (“Notes”).  The Notes bear interest at the rate of 8% per annum, payable biannually in cash or common stock, at the option of the lender. The term of the Notes is three years from the date of issuance, and the Notes are convertible into Company common stock, at a conversion price equal to the lower of 85% of the volume weighted average price of the common stock for the five (5) trading days prior to conversion, or $1.20 per share.  The Notes are secured by a lien on all of the Company’s assets.  In connection with each loan made hereunder, the Company will also issue warrants equal to 50% of the principal amount of the Notes divided by $2.00, with an exercise price of $3.50 per share and a term of three years.

The Company’s recent National Instrument 43-101 technical report, summarized in its May 17, 2010 press release, documents the success of the Comstock Mine Project to date. The aforementioned activities are building on that success.

About GoldSpring, Inc.
GoldSpring, Inc. is a North American precious metals mining company, focused in Nevada, with extensive, contiguous property in the Comstock Lode District.  The Company began acquiring properties in the Comstock in 2003.  Since then, the Company has consolidated substantially all of the Comstock Lode District, secured permits, built an infrastructure and brought the exploration project into test mining production.  We continue acquiring additional properties in the district, expanding our footprint and creating opportunities for exploration and mining.  The goal of our strategic plan is to deliver stockholder value by validating qualified resources (at least measured and indicated) and reserves (probable and proven) of 3,250,000 gold equivalent ounces by 2013, and commencing commercial mining and processing operations by early 2011, with annual production rates of 20,000 gold equivalent ounces.

Cautionary Note to U.S. Investors: This press release uses the terms “measured resources,” “indicated resources,” and “inferred resources,” which are calculated in accordance with the Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system.  The United States Securities and Exchange Commission (the “SEC”) does not recognize these terms and the SEC guidelines (Industry Guide 7) provide that such terms shall not be included in a registrant’s filings with the SEC (unless required to be disclosed by foreign or state law).  The SEC permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. “Inferred resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category.  U.S. investors are cautioned not to assume that any part or all of a measured, indicated or inferred resource exists or is economically or legally mineable. U.S. investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from the SEC's website at http://www.sec.gov.

Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements include statements about matters such as: future prices and sales of and demand for our products; future industry market conditions; future changes in our production capacity and operations; future production, operating and overhead costs; recapitalization and balance sheet restructuring activities (including stock splits, debt-for-equity exchanges, land transactions, capital raising and other activities); operational and management restructuring activities (including implementation of methodologies and changes in the board of directors); future employment and contributions of personnel; tax and interest rates; capital expenditures and their impact on us; nature and timing of restructuring charges and the impact thereof; productivity, business process, rationalization, restructuring, investment, acquisition, consulting, operational, tax, financial and capital projects and initiatives; contingencies; environmental compliance and changes in the regulatory environment; offerings, sales and other actions regarding debt or equity securities; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.
The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements, but are not the exclusive means of doing so.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our SEC filings and the following: the current global economic downturn and capital market weakness; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources and reserves; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; our ability to cure defaults under our current indebtedness; our substantial indebtedness and the impact such indebtedness may have on us; the possibility that our operating performance and operating prospects, and capital market conditions will limit our ability to timely meet our debt service obligations, comply with debt covenants, obtain necessary financing or refinancing or restructure indebtedness or our debt service obligations on acceptable terms or at all; potential dilution to our stockholders from our recapitalization and balance sheet restructuring activities; potential inability to continue to comply with government regulations; adoption of or changes in legislation or regulations adversely affecting our businesses; business opportunities that may be presented to or pursued by us; changes in the United States or other monetary or fiscal policies or regulations in response to the recent capital markets and economic crises; interruptions in our production capabilities due to unexpected equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, copper, diesel fuel, and electricity); changes in generally accepted accounting principles; geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues organically; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies and equipment raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities.  All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors.  We undertake no obligation to publicly update or revise any forward-looking statement.

Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy any securities.

Contact information for GoldSpring, Inc.:
P.O. Box 1118
Virginia City, NV 89440
Tel 775.847.5272
Fax 775.847.4762
http://www.goldspring.us